UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 26, 2020

ASHFORD HOSPITALITY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-31775	86-1062192
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

14185 Dallas Parkway, Suite 1100
Dallas, Texas	75254
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972)490-9600

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AHT	New York Stock Exchange
Preferred Stock, Series D	AHT-PD	New York Stock Exchange
Preferred Stock, Series F	AHT-PF	New York Stock Exchange
Preferred Stock, Series G	AHT-PG	New York Stock Exchange
Preferred Stock, Series H	AHT-PH	New York Stock Exchange
Preferred Stock, Series I	AHT-PI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Commitment Letter

On December 26, 2020, Ashford Hospitality Trust, Inc. (the “Company”) and Ashford Hospitality Limited Partnership, an indirect subsidiary of the Company (“AHLP” and the “Borrower”) entered into a commitment letter (the “Commitment Letter”) with lending entities managed by Oaktree Capital Management, L.P. (the “Initial Lender”). The Commitment Letter provides that, subject to the conditions set forth therein, the Initial Lender commits to provide a senior secured term loan facility in an aggregate principal amount of up to $350 million (the “Credit Facility”), comprised of an initial advance of $200 million and delayed draw term loan commitments of up to $150 million, in each case to fund general corporate operations of the Company and its subsidiaries.

The Credit Facility will bear interest at an annual rate equal to 16% for the first two years following the closing of the Credit Facility, reducing to 14% thereafter. For the first two years the Borrower will have the option to pay accrued interest “in kind” by adding such amount of accrued interest to the outstanding principal balance of the loans (such interest, “PIK Interest”). The initial maturity date of the Credit Facility shall be three years, with two optional one-year extensions subject to satisfaction of certain terms and conditions. The Initial Lender shall have the ability to make protective advances to the Borrower pursuant to the terms of the Credit Facility to cure defaults with respect to mortgage and mezzanine-level indebtedness of subsidiaries of the Borrower having principal balances in excess of an amount to be agreed.

The Company and certain of its subsidiaries (i.e., Ashford OP General Partner LLC, Ashford OP Limited Partner LLC and the Borrower) will grant certain security interests to the Initial Lender to secure the Credit Facility, subject to certain exceptions and permitted liens, all to be more fully set forth in the definitive documentation for the Credit Facility. The Credit Facility will be subject to prepayment with the proceeds of certain events including asset sales, casualty events, excess proceeds from refinancings of property-level debt and the issuance of indebtedness that is not permitted to be incurred under the Credit Facility, in certain cases subject to the right to reinvest proceeds. The Commitment Letter provides that the Credit Facility will contain customary affirmative and negative covenants, and events of default, subject to certain carve-outs and exceptions as more fully described in the Commitment Letter.

Upon the earliest of the repayment in full of the Credit Facility, the final maturity of all loans under the Credit Facility and the acceleration of the loans after an event of default, the Initial Lender will be entitled to an exit fee (the “Exit Fee”), which, at the election of the Initial Lender, will be satisfied by either the payment of a cash fee equal to (1) 15% of all loans advanced plus any capitalized PIK Interest which may be paid in the form of common stock of the Company or (2) warrants for the purchase of common stock of the Company equal to 19.9% of all common stock outstanding on the closing date of the Credit Facility plus 1% multiplied by the quotient obtained by dividing the aggregate amount of all delayed draw advances made under the Credit Facility by $10 million, subject to additional adjustments and conditions as more fully described in the Commitment Letter.

The commitment to provide the Credit Facility is subject to certain conditions, including: the receipt of customary closing documents, completion of applicable “know your customer” requests and delivery of documentation related thereto, no material adverse change, delivery of customary financial reporting, and delivery of customary legal opinions. The Company will pay certain fees and expenses in connection with obtaining the Credit Facility, as more fully described in the Commitment Letter. Certain prepayments or repayments of the Credit Facility are subject to prepayment premiums as described in the Commitment Letter, including a customary make-whole calculation in respect of prepayments made within the first 24 months of the Credit Facility.

The foregoing description of the Commitment Letter and the transactions contemplated thereby supersedes the Company’s previous disclosure with respect to a potential financing as described in the Company’s Current Report on Form 8-K filed on December 21, 2020, does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Commitment Letter, a copy of which is attached to hereto as Exhibit 10.1, and is incorporated herein by reference.

Forward-Looking Statements

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: the Company’s ability to complete the potential debt financing contemplated by the Commitment Letter; the impact of the novel strain of coronavirus (COVID-19) on our business; the ability of the Company and the Company’s advisor, Ashford Inc., to continue as a going concern; the timing and outcome of the Securities and Exchange Commission’s investigation; our ability to repay, refinance or restructure our debt and the debt of certain of our subsidiaries; general volatility of the capital markets and the market price of our common stock and preferred stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in the Company’s filings with the Securities and Exchange Commission.

Item 7.01	Regulation FD Disclosure.

On December 28, 2020, the Company issued a press release announcing that it had entered into the Commitment Letter. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)            Exhibits

Exhibit No.	Description
10.1	Commitment Letter, dated December 26, 2020, by and among Ashford Hospitality Trust, Inc., Ashford Hospitality Limited Partnership and Oaktree Capital Management. L.P.

99.1	Press Release of the Company, dated December 28, 2020.

104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASHFORD HOSPITALITY TRUST, INC.

By:	/s/ Robert G. Haiman
Robert G. Haiman
Executive Vice President, General Counsel & Secretary

Date: December 28, 2020

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